Exhibit 99.1 Acriv Acrivon on Thera Therapeutics peutics ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3): DRUG-TAILORED PATIENT SELECTION FOR CLINIC AL SUCCESS CORPORATE PRESENTATION APRIL 2023

ACRIVON THERAPEUTICS: DRUG -TAILORED PATIENT SELECTION AIMING TO OVERCOME THE KEY ATTRITION FACTOR PREVENTING CLINICALLY ACTIVE DRUGS FROM REACHING MARKET ® AP3 Platform OncoSignature ACR-368 (Prexasertib) Pipeline - Acrivon’s proprietary - Clinically active (15-20% - Two co-crystallography- and - Our proprietary predictive proteomics-based predictive ORR) Phase 2 DNA Damage AP3-driven preclinical drug-tailored biopsy test precision medicine platform Response (DDR) inhibitor programs targeting WEE1 - Extensively evaluated in licensed from Eli Lilly & Co. and PKMYT1, proximal and - Applied where NGS/genetics prospective preclinical studies, redundant DDR nodes is insufficient and for our - Now being developed with including prediction on internal pipeline OncoSignature patient - Single digit nM inhibitors, blinded pretreatment tumor selection for increased ORR wholly-owned, opportunity biopsies from past trials with registrational intent for AP3 patient selection and DNA resulting in ORR 47% and 58% pipeline combinations OncoSignature Prediction: OncoSignature Prediction: Predicted Predicted Non-Responders Responders 1.2 RNA Non-Responders Responders 0.9 Protein 0.6 P Dysregulated Protein 0.3 P Drug 0.0 Dysregulated (0.3) Pathways (0.6) OROR RR == 0% 0% ORR OR = R 4 = 47 7%% CANCER (0.9) PD SD PD PD PD SD SD SD PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR 2 ACRIVON THERAPEUTICS Tumor fractional change

ACCOMPLISHED LEADERSHIP TEAM Rasmus Holm-Jorgensen Erick Gamelin, M.D., Ph.D. Kristina Masson, Ph.D. Peter Blume-Jensen, M.D., Ph.D. Eric Devroe, Ph.D. Chief Financial Officer Chief Medical Officer Co-Founder, CEO, Acrivon AB CEO, Founder Chief Operating Officer EVP Business Operations • Novo Nordisk Finance and IR • Founder and CEO, Opsonix • Executive Serono, Merck & Co., • Professor, CEO, large national • Cross-functional Leadership • Synageva pipeline expansion • Business executive MD Anderson Daiichi Sankyo cancer center and hospital Merrimack Pharmaceuticals, and $9bn sale to Alexion Cancer Center and Metamark • CSO Metamark - Marketed • Executive Amgen, Pfizer, Dynavax, MIT/BROAD ® • Kiniksa founding team, IPO • EIR Wyss Institute, Harvard prostate proteomic test ProMark MacroGenics; CMO STEP Pharma • Founder and CEO, OncoSignature AB and commercial launch • Associate, Flagship Pioneering • Inventor AP3 pt. selection platform • Led >100 ph 1-3 oncology trials (acquired by Acrivon Therapeutics) Joon Jung, Ph.D. John van Duzer, Ph.D. Jeremy Barton, M.D., M.R.C.P. David Proia, Ph.D. Katie Peterson, C.P.A. Michail (Misha) Shipitsin, Ph.D. VP, Head, Data Science Chief Medical Advisor VP, Drug Discovery and Biology VP, Finance and Accounting VP, Biomarker Development SVP, CMC • VP/Head, Theonys, Inc. • Head, Financial Planning and • Head clin. biomarkers, Metamark • CMO Mirati • VP/SVP Acetylon, Collegium, • VP, Rome Therapeutics, C4 Analysis Wave Life Sciences, Cyclerion/Ironwood • Scientific lead on marketed, Therapeutics, Biogen- Eloxx, Mersana, ActivBiotics Therapeutics • Previously Merck & Co., Spero Therapeutics, and prostate test, ProMark® Idec, Effector • Inventor of HDACi’s • Previously Synta, Astra- J&J, Triad Therapeutics Merrimack Pharmaceuticals • Expert digital imaging & clinical • Head Early Oncology Ricolinostat and Citarinostat Zeneca, Boston Biotech • Audit Manager, CPA Ernst & • Multiple recognition awards protein biomarker tests Drug Development Pfizer and COX2i Lumiracoxib • Multiple recognition awards Young LLP 3 ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS AT A GLANCE Development Site (Boston) Precision-Proteomics Site (Lund/Copenhagen) • Drug and clinical biomarker assay development • Early pipeline drug programs • Clinical trials • BM identification and drug profiling • Market access pending approval • Mass spectrometry OUR PROTEOMIC HUB IS LOCATED IN OUR HQ IS LOCATED IN BOSTON - MEDICON VALLEY - NORTHERN EUROPE`S ACCESS TO LEADING DRUG DISCOVERY, LEADING LIFE SCIENCE CLUSTER BIOTECH, AND PHARMA Peter Blume-Jensen Kristina Masson Jesper V. Olsen CEO, President, Academic Co-Founder. EVP, Bus Ops, Co-Founder Novo-Nordisk Foundation Site Head and Protein Center, Cph. Co-Founder Acrivon was founded in early 2018 and is backed by top-tier investors 4 ACRIVON THERAPEUTICS

ACRIVON PREDICTIVE PRECISION PROTEOMICS, AP3 DNA Genomic Biomarkers are useful for patient selection in the smaller subset of cancers (<10%) with single gene driver mutations or known synthetic lethal context* RNA Protein P Dysregulated CANCER IS CAUSED BY DYSREGULATED PROTEIN ACTIVITY Protein Drug P Acrivon’s AP3 platform directly measure the disease-driving, dysregulated proteins and is designed to enable an exact match with the drug mechanism-of-action independent of genetic alterations Dysregulated Pathways (Acrivon meaning: “Exact, Accurate”) CANCER *Oncogenic Kinase Signaling: Blume-Jensen, P. and Hunter, T. Nature (2001) Synthetic lethality as an engine for cancer drug target discovery: Huang, A. et al. NatRevDrugDisc (2020) 5 ACRIVON THERAPEUTICS

AP3 PLATFORM ADDRESSES HIGH UNMET NEED BEYOND NGS -BASED PRECISION MEDICINE Acrivon Positioned to Increase Precision Oncology Market Size Current Precision Oncology Approaches Only Scratching the Surface 72 unique approvals Precision Oncology 1.0 51 drugs 31 genomic indications Approved indications: Approved indications: 18 cancer types HER2+ Breast Cancer CML (BCR-ABL) Only 5% of patients respond st HER2+ Gastric Cancer Ph+ ALL 1 Gen Precision Oncology Currently Unaddressed Precision Oncology 2.0 Solid Tumors (NTRK)) IDH mutation in AML NSCLC (NTRK) and NSCLC (KRAS G12C) CRC (ROS1, ALK) Class II and III BRAF 95% of patients are currently unaddressed by Bladder (FGFR3) Solid Tumors (NRG1) kinase alterations: N/A traditional genetics-based precision oncology Predictive Precision Proteomics Aiming to make targeted therapeutic solutions available to broader group of cancer patients Sources: Company Filings, ACS, CDC, NCI, Wall Street Research 6 ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS ® PROPRIETARY 3 -STEP WORKFLOW INTEGRATING PROVEN TECHNOLOGIES Drug OncoSignature STEP 1 STEP 2 STEP 3 Predicted Predicted THERAPEUTIC PACKAGE PATIENT RESPONDERS BIOMARKER IDENTIFICATION Non-responder Responder Acrivon drug with predictive BM assay Optimal indications and combinations CLASS 1 BM CLASS 2 3 AP DRUG PROFILING BM HIGH RES PROTEOMICS BY MS Resistant Sensitive + No benefit Benefit ® CLASS 3 OncoSignature BM CLINICAL SIGNATURE ASSAY PROSPECTIVE RESPONSE PREDICTION ON PRETREATMENT BIOPSY 3-6 BIOMARKERS Patients without biomarkers critical BIOMARKER VALIDATION for drug sensitivity efficiently excluded CELL LINES, PDX, HUMAN TISSUE “Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments”: EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289 \ 7 ACRIVON THERAPEUTICS

ACRIVON PIPELINE Anticipated Preclinical Phase 1 Phase 2 Phase 3 Next Milestone Single-Arm Trials Based on OncoSignature Prediction ACR-368 Monotherapy Platinum-Resistant Ovarian Cancer LDG Combination ACR-368 Monotherapy Initial Clinical Readouts in Endometrial Cancer Second Half 2023 LDG Combination ACR-368 (CHK1/CHK2) ACR-368 Monotherapy Bladder Cancer LDG Combination Staggered Development Under Same Master Protocol Trial Design + ACR-368 Monotherapy HPV SCC (anal, H&N Option to Initiate in 2023 and cervical cancer) LDG Combination IND-enabling studies WEE1 Inhibitor in 2023 IND-enabling studies PKMYT1 Inhibitor in 2023 Notes ACR-368 Monotherapy Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients LDG Combination Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients 8 ACRIVON THERAPEUTICS

ACR -368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR • ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM) • Good ADME properties, minimal drug-drug interaction (DDI) potential • Discovered by Array Biopharma, acquired by Eli Lilly & Company • CoM patent exp. Oct., 2030; Salt-form exp. Apr., 2037 ACR-368 (MW): 365.4 M G 1 G1/S-defective cancers Defective G1/S rely on CHK1-regulated Cancer Checkpoint G2/M Checkpoint cell cycle checkpoints Cell Cycle CHK1 pauses cell cycle to S Phase CHK1 G S 2 Checkpoint enable DNA repair CHK1 • Durable monotherapy activity: Platinum-resistant ovarian and squamous cell cancers (Anal and H&N) • Large safety database, favorable safety profile: >1,000 patients treated (~50% mono, ~50% in combination) • Ideal for AP3 method: Proven clinical activity, but requires patient responder identification to achieve sufficient ORR 9 ACRIVON THERAPEUTICS

CLINICAL OVERVIEW OF ACR -368 MONOTHERAPY (PAST DATA) # Indication Trial ORR (confirmed) Median DoR° Reference HGSOC* (BRCA wild type, primarily Phase 2 single center 29% >10 months^ Lee et al, Lancet platinum-resistant) (NCI) Oncology, 2018 HGSOC (BRCA wild type and mutant; Phase 2 multi-center 12.1% (platinum-resistant) 5.6 months Konstantinopoulos platinum-resistant and refractory) (Lilly) et al; Gynec. Oncol.: 2022 Squamous cell cancer (anal cancer, Phase 1b multi-center 19% HPV+ H&N 7 months (HPV+ H&N) Hong et al, CCR, head & neck cancer [H&N]) (Lilly) 15% anal cancer 12 months anal cancer 2018 Dosing and Administration 2 • IV q14d (RP2D = 105 mg/m ) Safety summary • Acceptable safety profile in >1,000 patients - No clinical or regulatory holds imposed across all clinical studies to date • Primary adverse events ≥ grade 3 were hematological (manageable neutropenia and thrombocytopenia) • Limited ≥ grade 3 non-hematological toxicities (≤7% for all AEs) • Drug-related discontinuations <1-2% # *High grade serous ovarian cancer; ^Updated post-publication; Overall response rate; °Duration of Response 10 ACRIVON THERAPEUTICS

PAST PHASE 2 TRIALS IN HIGH GRADE SEROUS OVARIAN CANCER NCI single-center Phase 2 study (N=28) Lilly-sponsored multi-center (46 center, 8 country) Phase 2 study (N=169) • Heavily pre-treated patients; median 5 prior lines • All lines of prior therapy, BRCA wt and mt, incl. prior PARPi • Pretreatment tumor biopsies mandated • Pretreatment tumor biopsies mandated RESULTS RESULTS • ORR 29%; mDoR >10 months (post-publication) • ORR 12.1% (excl. unconfirmed); mDoR =5.6 months mut mut • No genetic correlation with p53 , DDR , or CCNE1 • No correlation with genetic alterations 100 N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR (95 % C.I.) Best response 50 Cohort 1 (53) Plat resistant BRCA wt; ≥3 lines of 11.3 (4.3 to 23.0) (N = 24 evaluable patients) prior therapy 0 Cohort 2 (46) Plat resistant BRCA wt; < 3 lines of 13.0 (4.9 to 26.3) prior therapy (50) Cohort 3 (41) Plat resistant BRCA mt, any line of 12.2 (4.1 to 26.2) therapy (must include prior PARPi ) Cohort 4 (29) Plat refractory, any BRCA, any line of 6.9 (0.8 to 22.8) (100) therapy Platinum-sensitive Platinum-resistant Platinum-refractory Still on study Study ID Lee et al; Lancet Oncology: 2018 Konstantinopoulos et al; Gynec. Oncol.: 2022 10 14 36 48 7 42 5 46 6 24 35 38 33 23 47 28 17 41 4 31 1 37 40 29 Number of previous lines of therapy 2 5 5 2 5 1 2 3 5 5 6 3 5 6 3 4 4 5 2 13 1 6 5 4 PFS (months) 2.0 2.0 2.0 2.0 2.0 9.5 2.0 2.0 8.0 4.0 8.5 3.0 16.0 4.0 7.5 10.0 13.0 3.5 9.0 7.5 9.0 13.5 12.5 16.5 Mutations in DDR genes CCNE1 gene amplification ü Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% CCNE1 mRNA upregulation ü Durable clinical activity in most responders CCNE1 protein overexpression* ü No predictive biomarkers identified, need for alternative biomarker approach (ideal for AP3) Positive Negative Amplification Copy number gain Upregulation 11 ACRIVON THERAPEUTICS Best response (%)

® DEVELOPMENT OF AP3-BASED PATIENT SELECTION ONCOSIGNATURE TESTS Technical Validation Functional Validation P-proteomics Cellular MOA (Intended use tissue) (Intended use tissue) Human cancer screening: Quantitative mapping Dose response, BM antibody validation ID of drug-sensitive >20,000 p-sites; knockdowns, drug by quantitative IF on cancers and proportions 25% drug-related combinations human and PDX of responders samples Final Drug-regulated OncoSignature® DMSO 4NQO 4NQO+Prex phospho-sites and OVCAR3 Assay biological processes A2780 Prediction of drug sensitivity in cancer cell lines and PDX models Target engagement, Pathway visualization cell assays, imaging and reconstitution Patient responder Border: Most regulated Significant Not identified -14 -4 0 4 14 Log2 Intensity ratio prediction on pre- treatment tumor biopsies Literature and database mining Initial biomarker candidates 12 ACRIVON THERAPEUTICS

® ONCOSIGNATURE TESTS: USAGE IN THE CLINIC Pretreatment Treatment decision tumor biopsy based on patient stratification Predicted Predicted Sample processing Responder Non-responder ® OncoSignature test Biopsy in Automated tumor FFPE Region-of-Interest block biomarker scoring • Pretreatment tumor biopsy test • Compatible with 5 business days turn-around • Offered by CDx partner under exclusive license from Acrivon 13 ACRIVON THERAPEUTICS

® CONSISTENT ACR -368 ONCOSIGNATURE PERFORMANCE ACROSS PRECLINICAL STUDIES Tissue ID. BM1 BM2 BM3 Fov060265 0.69 0.79 0.73 Fov050855 0.94 0.71 0.67 Fov041300 0.89 0.23 0.55 Fov060380 0.95 0.62 0.51 Fov060050 0.85 0.23 0.51 Fov041285 0.69 0.19 0.5 Fov100142 0.47 0.76 0.47 Fov050764 0.82 0.22 0.47 Fov041267 0.4 0.36 0.36 Fov100146 0.84 0.57 0.26 Fov060382 0.44 0.45 0.22 Fov041269 0.37 0.21 0.2 Fov060302 0.29 0.22 0.15 Fov020067 0.89 0.38 0.09 Fov100003 0.9 0.89 0.08 Fov050700 0.17 0.17 0.07 • Prediction of the fraction of human tumors sensitive to Fov050139 0.63 0.66 0.05 Fov041138 0.36 0.11 0.05 Fov060152 0.24 0.3 0.03 Fov030062 0.57 0.14 0.02 Fov060133 0.94 0.43 0.01 Fov050666 0.93 0.38 0.01 Fov060371 0.88 0.93 0 Fov020497 0.61 0.43 0 Fov010706 0.54 0.14 0 single agent ACR-368 Fov020386 0.11 0.09 0.12 Fov050734 0.11 0.06 0.08 Fov040872 0.23 0.04 0.36 Fov050659 0.29 0.01 0.02 Fov060293 0.42 0 0 Fov060210 0.1 0.1 0 Fov050840 0.07 0.29 0.01 Fov040855 0.05 0 0.22 o Selection rate 30-40% across lead indications Fov050816 0.04 0.33 0.12 Fov060355 0.04 0.27 0 Fov010252 0.03 0.17 0.02 Fov010682 0.03 0.03 0 Fov060553 0.03 0.02 0.03 71768C3 0.02 0 0 Fov150230 0 0.36 0.12 Fov060308 0 0 0 • Identification of additional human tumor types predicted sensitive to single agent ACR-368 o Endometrial and bladder cancer • Prediction of treatment outcome in human PDX models o ORR enrichment to ≥ 55%; AUC of 0.88 and 0.9 • Two separate, prospectively designed, blinded studies of biopsies from past Phase 2 trials with ACR-368 in patients with platinum-resistant ovarian cancer o ORR enrichment to 47% (NCI) and 58% (Lilly multi-center) 14 ACRIVON THERAPEUTICS

® ACR -368 ONCOSIGNATURE PREDICTION OF DRUG SENSITIVITY: BIOMARKER QUANTITATION ACROSS HUMAN CANCER PATIENT SAMPLES Class 1 BM Class 2 BM Class 3 BM Tissue ID. BM1 BM2 BM3 Fov060265 0.69 0.79 0.73 Fov050855 0.94 0.71 0.67 Fov041300 0.89 0.23 0.55 Fov060380 0.95 0.62 0.51 Fov060050 0.85 0.23 0.51 Patient Fov041285 0.69 0.19 0.5 Fov100142 0.47 0.76 0.47 High Fov050764 0.82 0.22 0.47 Fov041267 0.4 0.36 0.36 Fov100146 0.84 0.57 0.26 Fov060382 0.44 0.45 0.22 Fov041269 0.37 0.21 0.2 Fov060302 0.29 0.22 0.15 Predicted Responder Fov020067 0.89 0.38 0.09 Fov100003 0.9 0.89 0.08 Patient with drug target dependency Fov050700 0.17 0.17 0.07 Fov050139 0.63 0.66 0.05 Fov041138 0.36 0.11 0.05 Fov060152 0.24 0.3 0.03 Fov030062 0.57 0.14 0.02 Fov060133 0.94 0.43 0.01 Fov050666 0.93 0.38 0.01 Fov060371 0.88 0.93 0 Fov020497 0.61 0.43 0 Fov010706 0.54 0.14 0 Class 1 BM Class 2 BM Class 3 BM Fov020386 0.11 0.09 0.12 Fov050734 0.11 0.06 0.08 Fov040872 0.23 0.04 0.36 Fov050659 0.29 0.01 0.02 Fov060293 0.42 0 0 Fov060210 0.1 0.1 0 Patient Fov050840 0.07 0.29 0.01 Fov040855 0.05 0 0.22 Low Fov050816 0.04 0.33 0.12 Fov060355 0.04 0.27 0 Fov010252 0.03 0.17 0.02 Fov010682 0.03 0.03 0 Fov060553 0.03 0.02 0.03 71768C3 0.02 0 0 Predicted Non-Responder Fov150230 0 0.36 0.12 Fov060308 0 0 0 Patient with no drug target dependency efficiently excluded 15 ACRIVON THERAPEUTICS

BIOPSY STUDY 1: SUBSTANTIAL RESPONSE AND PFS BENEFIT IN PREDICTED RESPONDERS (BLINDED, PROSPECTIVELY DESIGNED STUDY) • Available pretreatment tumor biopsies from past phase 2 trials at NCI with ACR-368 in platinum-resistant ovarian cancer were obtained ® rd • OncoSignature scores were generated blinded to treatment outcome at Acrivon and analyzed by 3 party biostatistician in prospectively designed study PR OncoSignature Prediction: OncoSignature Prediction: SD Non-Responders Responders 1.2 PR SD PR 0.9 PR SD SD mPFS Predicted Responders 0.6 PR mPFS = 7.9 months (days) PR SD All Predicted R 238.0 SD 0.3 All Predicted NR 66.5 SD SD in predicted R 238.0 PR SD in predicted NR 108.0 PD 0.0 mPFS in R SD SD (0.3) SD Predicted Non-Responders SD PD mPFS = 2.2 months (0.6) PD ORR = 0% ORR = 47% PD mPFS in NR PD (0.9) PD SD PD PD PD SD SD SD PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR 0 100 200 300 400 500 600 700 Duration (days) Result: ORR ~47%; mPFS = 7.9 months 16 ACRIVON THERAPEUTICS Tumor fractional change

TWO ADDITIONAL HIGH UNMET NEED SOLID CANCERS PREDICTED ACR -368 -SENSITIVE THROUGH HUMAN TUMOR SAMPLE SCREENING HGS Ovarian Sq. NSCLC Bladder cancer Endometrial cancer Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Fov010719 0.96 0.68 0.78 Rln020132 0.17 0.26 0.02 Fur021904 0.16 0.38 0.86 Ubd040512 0.99 0.48 0.65 Fov060075 0.54 0.51 0.38 Rln010099 0.08 0.06 0.01 Fur021989 0.86 0.17 0.71 Fov020069 0.31 0.30 0.38 Ubd040016 0.30 0.58 0.63 Fov010809 0.94 0.16 0.36 Rln020029 0.48 0.28 0.00 Fur021785 0.14 0.55 0.69 Fov030970 0.93 0.28 0.33 Rln020005 0.34 0.06 0.00 Ubd040039 0.43 0.33 0.54 Fur021984 0.87 0.62 0.63 Fov010892 0.95 0.72 0.32 Rln010095 0.28 0.02 0.00 Fov040102 0.98 0.23 0.29 Fur021937 0.81 0.65 0.61 Ubd030040 0.88 0.73 0.45 Fov050734 0.95 0.22 0.25 Rln020051 0.11 0.01 0.14 Fur022037 0.12 0.22 0.54 Fov040164 0.94 0.69 0.21 Ubd040287 0.63 0.34 0.40 Rln010167 0.14 0.00 0.00 Fur130035 0.55 0.48 0.50 Fov020776 0.60 0.18 0.19 Fov050764 0.77 0.35 0.17 Rln020284 0.09 0.00 0.00 Fur030113 0.90 0.65 0.31 Ubd040151 0.65 0.72 0.34 Fov060380 0.98 0.58 0.17 Rln020141 0.05 0.18 0.00 Fur020288 0.60 0.26 0.30 Fov010172 0.85 0.51 0.17 Ubd040225 0.76 0.64 0.33 Rln020032 0.05 0.01 0.00 Fov100051 0.92 0.21 0.16 Fur020281 0.21 0.57 0.27 Fov100142 0.58 0.82 0.14 Rln010199 0.05 0.06 0.03 Fur130010 0.79 0.75 0.27 Ubd040282 0.27 0.16 0.26 Fov020160 0.58 0.30 0.14 Rln020197 0.04 0.00 0.00 Fur021781 0.75 0.31 0.26 Fov010252 0.96 0.21 0.14 Ubd060279 0.29 0.13 0.16 Fov050617 0.61 0.76 0.14 Rln020250 0.04 0.00 0.00 Fur140135 0.72 0.35 0.25 Fov060302 0.24 0.29 0.13 Rln020190 0.04 0.00 0.00 Ubd030229 0.79 0.39 0.15 Fur150643 0.61 0.73 0.22 Fov050836 0.79 0.28 0.13 0.02 0.00 0.01 Fov060050 0.86 0.25 0.12 Rln020243 Fur021558 0.61 0.33 0.22 Ubd040104 0.84 0.58 0.15 Fov041285 0.50 0.15 0.11 Rln020012 0.02 0.41 0.07 Fur020131 0.73 0.57 0.18 Fov030109 0.97 0.39 0.10 Rln010148 0.02 0.05 0.06 Ubd040056 0.79 0.83 0.14 Fov020386 0.58 0.08 0.09 Fur021367 0.30 0.55 0.18 Fov020067 0.96 0.44 0.08 Rln020006 0.01 0.00 0.02 Ubd070017 0.62 0.40 0.14 Fur020506 0.94 0.68 0.17 Fov110030 0.92 0.39 0.08 Rln020296 0.01 0.00 0.00 Fur020163 0.23 0.33 0.12 Fov041267 0.44 0.39 0.06 Ubd040204 0.12 0.76 0.12 Rln020186 0.01 0.02 0.02 Fov100004 0.95 0.36 0.05 Fur130009 0.18 0.69 0.10 Fov060003 0.78 0.24 0.05 Rln020166 0.01 0.05 0.01 Ubd040131 0.95 0.81 0.10 Fur021197 0.35 0.70 0.09 Fov020061 0.87 0.20 0.05 Rln020208 0.01 0.01 0.00 Fov041269 0.70 0.38 0.04 Fur010587 0.18 0.34 0.08 Ubd040142 0.84 0.62 0.09 Fov010873 0.97 0.53 0.03 Rln020327 0.01 0.00 0.00 Fur140260 0.77 0.51 0.07 Fov041300 0.90 0.27 0.03 Rln020343 0.01 0.00 0.01 Ubd030138 0.54 0.11 0.09 Fov060152 0.63 0.59 0.02 Fur021980 0.30 0.70 0.06 Rln020233 0.01 0.04 0.06 Fov060265 0.48 0.38 0.02 Ubd040043 0.65 0.92 0.08 Fur020831 0.18 0.45 0.04 Fov100146 0.66 0.63 0.01 0.00 0.26 0.00 Rln020007 Fov060382 0.28 0.37 0.01 Fur020809 0.36 0.58 0.00 Rln020138 0.00 0.01 0.01 Ubd050077 0.72 0.46 0.08 Fov010706 0.87 0.70 0.01 Fur030068 0.41 0.63 0.00 Fov060133 0.93 0.69 0.01 Rln020321 0.00 0.00 0.01 Ubd020464 0.73 0.63 0.07 Fur030131 0.50 0.68 0.00 Fov020059 0.97 0.27 0.01 Rln020231 0.00 0.00 0.01 Fov010682 0.85 0.59 0.01 Fur021437 0.98 0.37 0.00 Ubd040177 0.89 0.84 0.04 Rln020088 0.00 0.00 0.00 Fov100220 0.69 0.18 0.00 Fur021620 0.41 0.10 0.33 Fov010750 0.98 0.81 0.00 Rln020169 0.00 0.16 0.00 Ubd040214 0.29 0.17 0.03 Fov060434 0.91 0.56 0.00 Fur020073 0.29 0.06 0.21 Rln020164 0.00 0.00 0.00 Fov050840 0.16 0.23 0.00 Fur020115 0.56 0.02 0.00 Ubd040128 0.77 0.29 0.03 Fov040044 0.81 0.54 0.00 Rln030301 0.00 0.18 0.00 Fur020107 0.68 0.00 0.17 Fov030062 0.10 0.17 0.00 Rln020083 0.00 0.00 0.00 Ubd050035 0.17 0.33 0.02 Fov010563 0.71 0.58 0.00 Fur020703 0.05 0.27 0.00 Rln020086 0.00 0.00 0.00 Fov010903 0.82 0.09 0.00 Ubd080024 0.18 0.28 0.01 Fur021233 0.05 0.66 0.00 Fov050139 0.40 0.57 0.00 Rln020160 0.00 0.00 0.00 Fov020262 0.91 0.09 0.00 Fur021561 0.04 0.01 0.14 0.00 0.00 0.00 Ubd040101 0.26 0.31 0.01 Rln020096 Fov060553 0.84 0.08 0.00 Fur020837 0.04 0.06 0.04 Fov050417 0.72 0.26 0.00 Rln020140 0.00 0.00 0.00 Ubd030151 0.79 0.61 0.00 Fur020266 0.04 0.40 0.03 Fov050855 0.92 0.61 0.00 Rln020302 0.00 0.00 0.00 Fov060371 0.81 0.82 0.00 Fur020280 0.03 0.42 0.25 Ubd040098 0.35 0.40 0.00 Fov040694 0.59 0.81 0.00 Rln020253 0.00 0.00 0.00 Fur030193 0.03 0.10 0.02 Fov030128 0.99 0.68 0.00 0.00 0.00 0.08 Rln020331 Ubd040008 0.75 0.90 0.00 Fov020497 0.83 0.59 0.00 Fur021641 0.02 0.30 0.01 Rln020002 0.00 0.00 0.00 Fov050700 0.37 0.25 0.00 Ubd040162 0.97 0.10 0.00 Fur020121 0.02 0.14 0.01 Fov060210 0.48 0.22 0.00 Rln020415 0.00 0.00 0.00 Fov020106 0.95 0.07 0.11 Fur030025 0.01 0.03 0.01 Rln020298 0.00 0.00 0.00 Ubd040341 0.19 0.09 0.03 Fov041138 0.27 0.06 0.00 Fur021248 0.01 0.32 0.05 Rln010086 0.00 0.00 0.00 Fov020002 0.57 0.06 0.08 Ubd070027 0.20 0.08 0.01 Fur021721 0.01 0.35 0.00 Fov020111 0.16 0.05 0.11 Rln020361 0.00 0.11 0.00 Fov040872 0.31 0.04 0.01 Fur021423 0.01 0.35 0.04 Rln020383 0.00 0.01 0.06 Ubd040030 0.95 0.07 0.01 Fov050666 0.99 0.03 0.00 Fur020604 0.01 0.02 0.00 Fov050659 0.81 0.03 0.00 Rln020386 0.00 0.03 0.00 Ubd040067 0.81 0.06 0.03 71768C3 0.44 0.03 0.05 Fur020155 0.01 0.09 0.07 Rln020248 0.00 0.00 0.00 Fov050555 0.20 0.02 0.01 Ubd040074 0.60 0.03 0.10 Fur020408 0.01 0.39 0.02 Rln020221 0.00 0.00 0.00 Fov020193 0.69 0.02 0.00 Fov031530 0.81 0.01 0.10 Fur020821 0.00 0.22 0.08 Rln020184 0.00 0.00 0.01 Ubd040213 0.85 0.02 0.15 Fov030763 0.59 0.01 0.29 0.00 0.00 0.05 Fur030114 0.00 0.73 0.00 Rln010119 Fov021215 0.52 0.01 0.07 Ubd040055 0.07 0.03 0.02 Fov040855 0.11 0.01 0.04 Rln020380 0.00 0.00 0.02 Fur021562 0.00 0.07 0.00 Fov050706 0.12 0.01 0.00 Fur020786 0.00 0.00 0.00 Rln020244 0.00 0.00 0.00 Ubd040050 0.06 0.58 0.00 Fov030120 0.70 0.01 0.00 Fur021353 0.00 0.00 0.00 Fov030286 0.10 0.00 0.00 Rln020324 0.00 0.00 0.00 Ubd020068 0.05 0.11 0.18 Fov020132 0.03 0.00 0.01 Rln010122 0.00 0.00 0.00 Fur021216 0.00 0.21 0.04 Fov020486 0.03 0.00 0.00 Rln010079 0.00 0.03 0.00 Ubd040144 0.03 0.57 0.00 Fur021372 0.00 0.08 0.40 Fov050816 0.03 0.25 0.00 Fov020263 0.01 0.29 0.06 Rln020282 0.00 0.00 0.00 Fur021334 0.00 0.04 0.01 Ubd040242 0.00 0.05 0.00 Fov050388 0.01 0.00 0.05 Rln020249 0.00 0.00 0.00 Fur021642 0.00 0.38 0.01 Fov010181 0.00 0.00 0.00 Ubd040256 0.00 0.17 0.01 Rln020255 0.00 0.00 0.00 Fur021075 0.00 0.19 0.07 Fov150230 0.00 0.06 0.19 OncoSignature-positive = 30% OncoSignature-positive = 0% OncoSignature-positive = 30-50% OncoSignature-positive = 30-40% (ORR in past trials: 12+% and 29%) (ORR in past trial: 0%) 17 ACRIVON THERAPEUTICS

TWO ATTRACTIVE ACR -368 -SENSITIVE CANCER TYPES IDENTIFIED Bladder cancer patient samples Endometrial patient samples Pa Pta ie tint ent 1 1 LO LO W W P Pa at tiie ent nt 2 2 H HIG IGH H PP aa ttie ient nt 1 1-L LO OW W P Paattiieent nt 22 -H HIG IG H H Class 1 BM Class 1 BM CHK1 S296 Class 2 BM Class 2 BM KAP1 S473 Class 3 BM Class 3 BM CCNE1 Predicted Predicted Predicted Predicted Non-Responders Responders Non-Responders Responders ACR-368 OncoSignature screening of human cancer samples 18 ACRIVON THERAPEUTICS

A SUBSET OF ENDOMETRIAL AND BLADDER PDX MODELS ARE HIGHLY SENSITIVE TO ACR -368 Bladder PDX Endometrial PDX 1,500 2,000 2,000 BL001 2,000 BL002 Endo 1 Endo 2 1,500 1,500 1,000 ACR-368-sensitive 1,000 1,000 1,000 500 responders 500 500 0 0 0 0 0 5 10 15 20 25 30 0 7 14 21 0 7 14 21 28 0 5 10 15 20 25 30 PDX-L PDX-H Day Study Days Study Days Day 2,000 1,500 2,500 3,000 BL003 BL004 Endo 3 Endo 4 2,000 2,250 1,000 BM1 1,500 1,500 1,000 1,000 500 750 500 0 0 0 0 0 7 14 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 21 28 Study Days Study Days Day Day 3,000 3,500 1,500 1,500 BL005 BL006 Endo 5 Endo 6 BM2 2,250 2,625 1,000 1,000 1,500 1,750 500 500 750 875 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 0 7 14 21 BM3 Study Days Study Days Day Day 2,000 2,000 2,000 2,500 BL007 BL008 Endo 7 Endo 8 2,000 1,500 1,500 1,000 1,000 1,000 1,000 500 500 Predicted Predicted 0 0 0 0 0 7 14 21 28 35 0 7 14 21 28 Responders Non-Responders 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Day Day Study Days Study Days 19 ACRIVON THERAPEUTICS Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters

AP3 UNCOVERS ACTIONABLE ACR -368 RESISTANCE MECHANISMS UNBIASED AND INDEPENDENT OF GENETIC INFORMATION T-test significant Proteins, FDR<0.05 Unsupervised Hierarchical Clustering Resistant Parental G1/S CELL CYCLE Upregulated in ACR-368 Resistant Cells Downregulated in ACR- DNA DAMAGE REPAIR 368 Resistant Cells Data suggest that gemcitabine might be a rational combination to overcome DDR suppression 20 ACRIVON THERAPEUTICS

LDG SENSITIZES OVARIAN CANCER CELL LINES TO ACR -368 Ovarian-Parental OVCAR3-Parental Gemcitabine alone in Ovarian-Resistant OVCAR3-Resistant Gemcitabine alone OVCAR3-P and OVCAR3-R 150 150 150 No Gem No Gem 0.53 nM Gem 0.53 nM Gem OVCAR3-P 2.7 nM Gem 2.7 nM Gem OVCAR3-R 100 100 100 Relative IC (uM) 50 Prexasertib Abs EC50 Prexasertib Abs EC50 OVCAR3-P: 0.005 + 0 nM Gem: 15 nM + 0 nM Gem: >10 uM OVCAR3-R: 0.011 + 0.53 nM Gem: 2.7 nM + 0.53 nM Gem: 100 nM + 2.7 nM Gem: 0.2 nM + 2.7 nM Gem: 6 nM 50 Absolute IC (uM) 50 50 50 OVCAR3-P: >10 OVCAR3-R: 0.836 0 0 0 -10 -8 -6 -4 -10 -8 -6 -4 -10 -8 -6 -4 Gemcitabine Log10 (M) Prexasertib Log10(M) Prexasertib Log10(M) Gemcitabine Log10 (M) ACR-368 Log10 (M) ACR-368 Log10 (M) Bliss Synergy score: o <-10: Drug interaction is likely antagonistic o -10 to 10: Drug interaction is likely additive o >10: Drug interaction is likely synergistic 21 ACRIVON THERAPEUTICS % Cell viability realtive to DMSO % Cell viability realtive to DMSO % Cell viability realtive to DMSO

ACR -368 PHASE 2 CLINICAL TRIAL HAS BEEN INITIATED 3 Cohorts: Ovarian, Endometrial, Bladder Single-Arm Trial Single-Arm Trial OncoSignature Subject Selection on Fresh Tumor ARM 1 OncoSignature Positive ARM 2 OncoSignature Negative Biopsy (≤12 weeks) Monotherapy Combination Therapy Phase 2 Simon 2-Stage Phase 1b / 2 Stage 1 Phase 1b (N= 23 per cohort) (N= ~21) 2 ACR-368 (105 mg/m ) + LDG (dose 2 ACR-368 monotherapy (105 mg/m ) escalation) Stage 2 Phase 2 Exploratory Study (N= 48 per cohort) (N= 33 per cohort) 2 ACR-368 (105 mg/m ) + LDG at RP2D 22 ACRIVON THERAPEUTICS

INTERNAL PIPELINE: WEE1 AND PKMYT1 - LEVERAGING AP3 Rationale • Complement to in-licensing, leveraging our AP3 patient selection platform for high clinical POS • Potential within DDR drug target class to pursue combinations (ACR-368, WEE1i, and PKMYT1i) High throughput AP3 profiling WEE1 and PKMYT1 programs Lead optimization ongoing in several prioritized series based Global analysis Pairwise analysis Volcanoplot, FDR=0.05 > 10 k p-sites. ANOVA, HA, FDR=0.05 on high resolution co-crystals (WEE1: 2.1-2.6 Å; PKMYT1: 1.65-2.1 Å) • Potent target inhibition (IC <10 nM) 50 • Confirmed target engagement in cells • Novel structural series (FTO analyses) Causal networks Activity analysis • Kinase selectivity (IVKA and AP3 profiling) Motifs • PK studies ongoing Kinase score GSEA WEE1 IC50 = 4.6 nM PKMYT1 IC50 = 2.4 nM Leveraging AP3 for biologically relevant selectivity profiling PKMYT1 IC50 = 10 nM PKMYT1 co-crystallized with a candidate compound 23 ACRIVON THERAPEUTICS

AP3: BROAD APPLICABILITY AND UNTAPPED POTENTIAL DELIVERABLES Patient responder Indication Rational drug Resistance Pharmacodynamic (PD) identification finding combinations mechanisms biomarkers AP3 High resolution p-proteomic data enabling: Patient selection for Patient selection for novel Continued in-licensing druggable drivers, drug MOA, broadly applicable drugs targets and drugs (active drugs, no patient (CDK4/6, K-RAS, ADCs) rational drug combinations (CRISPR, degraders, epigenetic) selection path) (known and new targets) APPLICATIONS 24 ACRIVON THERAPEUTICS

THE AP3 APPROACH IS MODALITY AND DISEASE AGNOSTIC Therapeutic Oligo/RNA modalities Antibody Bifunctional ADC molecule Small molecule Cancers with DDR stress Oncology Therapeutic Fibrotic and areas inflammatory Autoimmune Current focus Infectious, CNS, and other diseases 25 ACRIVON THERAPEUTICS

ACRIVON ADDRESSABLE MARKETS (US & EU INCIDENCE) Prioritized indications for single agent ACR-368 Prioritized indications Bladder Cancer (N=742,000) * Endometrial Cancer * + Potential additional HPV SCC 12% indications Ovarian cancer *Currently enrolling * (N = 634,000) and dosing Sarcoma 10% Other cancers Potential additional indications for single agent ACR-368 predicted to have ~45% DDR stress Colorectal Cancer Pancreatic Cancer All cancers US and Europe Est. >6.3M cases/year • ~30% (N = 223,000) of prioritized indications predicted sensitive to single agent ACR-368 • WEE1 and/or PKMYT1 inhibitor combinations with ACR-368 might further expand addressable fraction within sensitive tumor types US cancer stats are based on ACS 2022 publication and subtype estimation from literature; EU cancer stats are based on IARC 2020 publication and subtype estimation from literature. Cancers with DDR stress are estimated to be 67% which is calculated from MSK-IMPACT patient samples with DDR relevant mutations and CNVs, such as TP53, KRAS, CCNE1, etc. 26 ACRIVON THERAPEUTICS 0 0 100000 100000 200000 300000 200000 400000 500000 300000

FINANCIAL HIGHLIGHTS Cash and marketable securities Projected runway at least into Fully Diluted Shares Outstanding $169.6M 27.0M Q4’24 Balance sheet Current operating plan with no Shares and equity grants 31-December-2022 additional financing outstanding 31-December-2022 27 ACRIVON THERAPEUTICS

APPENDIX 28 ACRIVON THERAPEUTICS

TEAM HAS PIONEERED OUTCOME-PREDICTIVE QUANTITATIVE PROTEOMIC MULTIPLEX IN SITU TEST Prostate cancer 8-marker biopsy test developed and launched by Founding team Raw Image Epithelium Classified Nuclei Classified ROI: Malignant Epithelium A B C D Protein Current Ideal test multiplex CDx in situ test tests Quantitative and automated ✓ (✓) Channel 1 Channel 2 Channel 3 Validated Abs and reagents ✓ (✓) ROI 2: Sub-cellular G. BM 3 Analysis F. BM 2 Analysis E. BM 1 Analysis Tumor Compartment Drug target and pathway E G F H ✓ activation context Biomarkers measured in ✓ relevant region on tumor biopsy Channel 5 Channel 4 Channel 6 Imaging algorithm (tissue ✓ pattern) • ProMark®: Marketed, automated in situ proteomic test for Addresses tumor ✓ human outcome prediction included under NCCN guidelines heterogeneity • Founding team: Has pioneered p-proteomics and quantitative Double-blinded, prospective multiplex imaging including double-blinded clinical validation* ✓ (✓) validation *Blume-Jensen et al: Development and clinical validation of an in situ biopsy-based multimarker assay for risk stratification in prostate cancer. Clinical Cancer Research (2015) 29 ACRIVON THERAPEUTICS

PROOF-OF-CONCEPT FOR PROTEIN BIOMARKER SIGNATURE : MARKETED, OUTCOME-PREDICTIVE MULTIPLEX CANCER TEST (2015) • Third-party blinded clinical validation, bioinformatic analysis (U. Montreal) • Validation of locked ProMark™ test on single institution biopsy cases (N=274) • Secondary validation on multi-center biopsy cohort (N=359) for clinical use indication • Marketed test included under NCCN Guidelines and Medicare coverage 30 ACRIVON THERAPEUTICS

PIONEERING PHOSPHO -PROTEOMICS STUDY IDENTIFIES NOVEL PI3’K PATHWAY INHIBITOR BIOMARKERS Sci Transl Med 2: 1-14 (2010) Editorial Highlights: TOWARD CUSTOMIZING TUMOR TREATMENT Just as our view of Earth has become increasingly global, cells are now seen as complex networks of interacting and intersecting signaling pathways rather than a collection of regulated genes. A discovery strategy for novel cancer biomarkers 31 ACRIVON THERAPEUTICS

OLSEN LAB -EXAMPLES OF DEEP PROTEOMICS DRUG PROFILING Science Signaling (2018) Nature Communications (2020) Cell Systems (2017) Highest throughput, sensitivity, and scalability to date ALK-i : LDK378, TAE684, crizotinib, lorlatinib. Deepest proteome resolution of a human cell to date Cell Reports (2018) SHP2-i: SHP099 -allosteric inhibitor. Nature Communications (2021) Subcellular compartmental proteomics Cell (2019) Functional mapping of differential signaling by RPTK mutants Cell Reports (2017) Nature Communications (2021) CHK1-i: SCH900776, ATM-i: KU55933 Clinically actionable resistance mechanisms ONGOING (MULTICENTER): Profiling of DDR and core kinase pathway inhibitors (>45) Cell Reports (2017) CDK7-i: THZ-1 ATR CHK1 ATM DNAPK p38a JNK 32 ACRIVON THERAPEUTICS

ADVISORS AND COLLABORATORS SAB David Berman, M.D., Ph.D. George Demetri, M.D., Robert Abraham, Ph.D. Timothy Yap, M.B.B.S., FACP, FASCO, FAACR Ph.D., F.R.C.P. Professor, Director, EVP, Head Cancer Biology, Queen’s Cancer Res. Inst., Professor, Harvard Med. Associate Prof., MD Odyssey Therapeutics Ontario Canada Anderson Cancer Center, School, Dir. Dana-Farber Adj. Prof. , Burnham Inst. Medical Director, Inst. for Cancer Institute & Ludwig Adj. Prof. UCSD Applied Cancer Science Center, Boston • Expert on DDR accelerated • GU Pathologist; bladder cancer • Leader in Precision Oncology • Expert in signal transduction- expert clinical development and • Key contributor to based R&D • Expert on protein biomarkers predictive biomarkers development and rapid • Previously SVP and WW Head, and quantitative tissue imaging • Previously oncologist Royal approvals of Gleevec, Sutent, Oncology R&D, Pfizer Marsden, London and Inst. • Academic lead on ProMark® Stivarga, Zelboraf, Votrient, • VP, Oncology Res., Wyeth Cancer Res, London and Yondelis • Professor, Burnham Institute • Lead/P.I. on numerous DDR • Professor, Duke University trials Jesper V. Olsen, Ph.D. Jung-Min Lee, M.D. Academic Co-Founder NCI Collaborator Professor, Novo-Nordisk Investigator, Lasker Foundation Protein Clinical Research Center, Cph. University Scholar, NCI • Recognized pioneer and • Expert on women’s cancers and leading authority in DNA damage response (DDR) phosphoproteomics and • Lead and co-PI on numerous proteomic systems analyses HGSOC &TNBC trials • Top 0.1% most cited scientist • Lead PI on ACR-368 platinum- in protein sciences resistant ovarian trials 33 ACRIVON THERAPEUTICS

NATIONAL CANCER INSTITUTE (NCI) TRIAL IN HIGH GRADE SEROUS OVARIAN CANCER 100 • Single-arm, Phase 2 POC study (Dr. Jung-Min Lee) Best response • N=28 (21 platinum resistant, 6 sensitive, 1 refractory) 50 (N = 24 evaluable patients) • Heavily pre-treated; median of 5 prior systemic therapies • Pretreatment biopsies mandated 0 Results: (50) • 8 PR in 28 intent to treat (ITT) patients (ORR 29%) • 6 PR in 21 platinum-resistant patients (ORR 29%) (100) • No correlation with p53*, DDR*, or CCNE1 gene expression Platinum-sensitive Platinum-resistant Platinum-refractory Still on study Study ID 10 14 36 48 7 42 5 46 6 24 35 38 33 23 47 28 17 41 4 31 1 37 40 29 Number of previous lines of therapy 2 5 5 2 5 1 2 3 5 5 6 3 5 6 3 4 4 5 2 13 1 6 5 4 PFS (months) 2.0 2.0 2.0 2.0 2.0 9.5 2.0 2.0 8.0 4.0 8.5 3.0 16.0 4.0 7.5 10.0 13.0 3.5 9.0 7.5 9.0 13.5 12.5 16.5 Mutations in DDR genes CCNE1 gene amplification (N = 28) (N = 28) CCNE1 mRNA -mDoR >10 months* in upregulation -mDoR >10 months* in platinum-resistant patients CCNE1 protein overexpression* Positive Negative Amplification Copy number gain Upregulation Lee et al; Lancet Oncology: 2018 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 (months) Platinum-Sensitive Platinum-Resistant Platinum-Refractory Still on study Partial response Durable clinical activity in most responders (ideal for AP3) *Updated post-publication 34 ACRIVON THERAPEUTICS Best response (%)

MULTICENTER CLINICAL TRIAL IN ADVANCED HIGH GRADE SEROUS OVARIAN CANCER Study design (Lilly-sponsored) • Multi-center (46 centers, 8 countries), Ph. 2 (N =169) • Pretreatment biopsies mandated N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR DURATION OF RESPONSE OVERALL SURVIVAL (OS) IN (95 % C.I.) (DOR) IN MONTHS MONTHS (95 % C.I.) (95 % C.I.) Cohort 1 (53) Plat resistant BRCA wt ≥3 lines of prior 11.3 (4.3 to 23.0) 8.57 (5.55 to NA) 13.04 (7.46 to 19.25) therapy Cohort 2 (46) Plat resistant BRCA wt < 3 lines of prior 13.0 (4.9 to 26.3) 3.84 (2.79 to NA) 14.32 (11.76 to 16.46) therapy Cohort 3 (41) Plat resistant BRCA mt , any line of therapy 12.2 (4.1 to 26.2) 5.55 (3.65 to 9.36) 11.14 (7.23 to 16.43) (must include prior PARPi ) Cohort 4 (29) Plat refractory, any BRCA , any line of therapy 6.9 (0.8 to 22.8) 5.31 (5.06 to NA) 8.18 (6.18 to 11.93) Konstantinopoulos et al; Gynec. Oncol.: 2022 Target indication: platinum resistant ovarian cancer (cohorts 1-3, N = 140) Observed clinical activity in cohorts 1-3: o ORR = 12.1%; DoR = 5.6 months; OS = 11.9 months Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% 35 ACRIVON THERAPEUTICS

SINGLE AGENT CLINICAL ACTIVITY IN OTHER TUMOR TYPES ACR-368 activity in other heavily pretreated tumor types (primarily squamous cell cancer SCC): • 15% ORR in Anal (N = 26), incl. 1 CR; mDoR = 12 mths* • 19% ORR in HPV+ H&N (N=16); 5% ORR in all-comer H&N (N = 57); mDoR = 7 mths • (5% ORR plat-sensitive SCLC (N =58); mDoR = 5 mths) 200 180 160 JTJA: Ph1 BOR 140 Complete Response 120 Partial Response 100 Stable Disease 80 60 Progressive Disease 40 20 0 (20) (40) (60) Hong et al; CCR: 2018 (80) (100) *ACR-368 Orphan Drug Designation for Anal Cancer transferred to Acrivon 36 ACRIVON THERAPEUTICS Change from Baseline (%)

WEE1 PROGRAM: IDEAL FOR THE AP3 PLATFORM • WEE1 is a mitotic cell cycle regulatory kinase; inhibition propagates genomic instability by premature DNA replication and cell cycle progression, resulting in mitotic catastrophe. • Strong preclinical data and emerging clinical data: – AZD1775/MK1775/adavosertib (AstraZeneca) – Debio0123 (Debiopharm) Targeting WEE1 kinase in Cancer, TrendsPharmSci, 2016 – ZN-c3 (Zentalis Pharmaceuticals) ü Clinical activity ü Correlation with genetic alterations insufficient for responder identification ü Competitors have no obvious patient selection path 37 ACRIVON THERAPEUTICS

ACRIVON CORPORATE PRIORITIES Clinical IP ® • Advance phase 2 trials in multiple solid tumor • MoU for ACR-368 OncoSignature (filed) ® indications with OncoSignature patient selection • CoM & MoU on all programs Team-building CMC • Key positions to support growth • DS and DP CMC for confirmatory trials Optionality and value AP3 platform and pipeline • NDAs and Commercial Launch pending results • Preclinical programs into IND-enabling phase ® • Pipeline expansion • OncoSignature tests for Acrivon programs and • Co-development deals/in-licensing potential co-development partnerships 38 ACRIVON THERAPEUTICS

AP3 PHOSPHOPROTEOMICS PROOF -OF -CONCEPT STUDY Using spatial phosphoproteomics developed in co-founder Jesper Olsen’s lab (Nat. Commun., 2021) Acrivon’s AP3 platform uncovers single agent sensitivity and rational drug combination for treatment with Selinexor, a selective inhibitor of nuclear export, in patients with AML Cell Reports, August 9, 2022 39 ACRIVON THERAPEUTICS

ELI LILLY ACR -368 HIGH LEVEL LICENSE TERMS • In-licensing completed 27 January 2021 – WW exclusive rights with rights to sub-license – $5M up front and low single digit percentage equity subject to ordinary dilution going forward – Aggregate development and commercial milestone payments of up to $168M, of which $5M is due prior to NDA – Tiered percentage royalty on annual net sales ranging from low single-digit up to a maximum of 10% subject to certain specified reductions – Drug product as well as drug substance sufficient to treat several hundred patients – Limited right of first negotiation expiring 45 days upon completion of certain clinical milestones 40 ACRIVON THERAPEUTICS

HPV -POSITIVE CANCERS: STRONG RATIONALE AND INCREASING POTENTIAL MARKET OPPORTUNITY • Significant upregulation and tumor dependency on DDR in HPV+ cancers – Strong preclinical evidence demonstrating activation of Chk1 and Chk2 – Durable activity of ACR-368 in in HPV-positive SCCHN and anal cancer • Oral and Oropharyngeal cancer: 54,000 new cases/year: 50 to 70% HPV+ (SEER 2022) – 7,500 new cases of HPV-associated diagnosed in women and about 19,200 diagnosed in men each year – 2.7% annual increase in oropharyngeal cancer incidence among men • Cervico-vaginal cancers: 90% HPV-related (CDC 2022) – Cervical cancer: 14,100 new cases per year – Vulvar cancer: 5,580 new cases – Vaginal cancer: 1,370 new cases • Anal cancer 9,090 new cases (6,070 in women and 3,020 in men): 95% HPV-related (SEER 2022) – 3% annual increase Total: 39,000 HPV-associated oropharyngeal, cervical, and anal cancers diagnosed annually, including 23,000 (59%) among females and 15,793 (41%) among males (CDC 2022) 41 ACRIVON THERAPEUTICS